UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2025
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LUNA INNOVATIONS INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 1st Street SW,	Suite 200	24011
Roanoke,	VA
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (540) 769-8400
N/A
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01.    Change in Registrant's Certifying Accountant.

On February 14, 2025, Ernst & Young LLP (“EY”) informed the Audit Committee of the Board of Directors (the “Audit Committee”) of Luna Innovations Incorporated (the “Company”) that EY was resigning from the engagement to audit the Company’s consolidated financial statements for the year ended December 31, 2023 (the “2023 Audit”), effective immediately, and that it will not stand for reappointment as the Company’s independent public accounting firm. The Audit Committee accepted EY’s resignation. EY was engaged by the Company in March 2022 as its independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2022.

Prior to EY’s resignation, the Audit Committee was in the process of evaluating a change in auditor given EY’s expanding timeline to complete the 2023 Audit and the significant estimated costs associated therewith as proposed by EY. The Audit Committee is still in the process of evaluating potential successor independent registered public accounting firms that can perform requested services on an appropriate and acceptable timeline and cost to the Company. No decision has been made at this time regarding the appointment of a successor independent registered public accounting firm.
As previously reported in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2024 and April 19, 2024, the Audit Committee concluded that the Company’s previously issued audited consolidated financial statements as of and for the year ended December 31, 2022 (the “2022 Annual Financial Statements”), as well as the Company’s previously issued interim unaudited condensed consolidated financial statements as of and for each of the three months ended March 31, 2022, the three and six months ended June 30, 2022 and the three and nine months ended September 30, 2022 (collectively, the “2022 Interim Financial Statements” and, together with the 2022 Annual Financial Statements, the “2022 Financial Statements”) as well as the interim unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2023 (together with the Q2 and Q3 2023 Financial Statements and the 2022 Financial Statements, the “Affected Financial Statements”), should no longer be relied upon and should be restated due to identified accounting errors in each of the Affected Financial Statements relating to revenue recognition. Also as previously reported, the Company has not filed its Form 10-Qs for the quarters ended September 30, 2024, June 30, 2024 or March 31, 2024, or its Form 10-K for the year ended December 31, 2023. EY resigned prior to the completion of the audit of the consolidated financial statements as of and for the year ended December 31, 2023 and the audit of the restated consolidated financial statements as of and for the year ended December 31, 2022.

During the Company’s two most recent fiscal years and the subsequent period through February 14, 2025 (the “Covered Periods”), there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its audit reports.

During the Covered Periods, there were the following reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K:

•As previously announced, the Audit Committee identified material weaknesses in the Company’s internal control over financial reporting that existed during the periods covered by each of the Affected Financial Statements. Although the Company has implemented and continues to implement operational and financial control enhancements as previously disclosed, these material weaknesses cannot yet be considered remediated as the enhanced controls have not been tested for a sufficient period of time. Accordingly, EY advised the Audit Committee that the internal controls necessary for the Company to develop reliable financial statements did not exist due to an ineffective control environment;

•EY advised the Audit Committee of the need to significantly expand the scope of its audits related to the Affected Financial Statements, due to material allegations of inappropriate financial reporting, material allegations of noncompliance with laws and regulations, the findings from the previously announced investigation conducted by external legal counsel and forensic accountants and overseen by a special committee (the “Special Committee”) comprised of independent members of the Board of Directors into these allegations, and the lack of internal controls necessary for the Company to develop reliable financial statements. The Company had not completed their review of these matters and EY had not completed the necessary work in connection with this expanded audit scope at the time of its resignation;

•EY advised the Audit Committee that, due to the Company’s previously announced plan to deregister the Company’s common stock under Section 12(b), Section 12(g) and Section 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) without coming into compliance with the SEC’s requirements regarding periodic filings, EY is no longer willing to be associated with the financial statements prepared by management. As previously announced, the Company is eligible to deregister and file a Form 15 because it had fewer than 300 holders of record of its common stock as of the last day of its fiscal year ended December 31, 2024;

•As noted above, the Special Committee oversaw a comprehensive independent investigation conducted by external legal counsel and forensic accountants (the “Advisors”). Based on findings that have been uncovered through the investigation, the Company has taken numerous actions, including terminating eight employees and accepted the resignation of one employee in April 2024, replacing the prior management team with individuals that were not associated with the Company at the time of the Affected Financial Statements and implementing new and enhanced policies and procedures designed to improve the “tone at the top”, and strengthen its internal controls around accounting and revenue recognition. In late 2024, the Advisors presented to EY investigation findings. The presentation focused primarily on the Company’s European operations. From the information presented to EY by the Advisors, EY communicated to the Special Committee and certain senior executives of the Company concerns regarding the conduct of one or more members of group management and whether the Company has taken or is taking appropriate responsive measures. Specifically, one or more members of European group management. As the Board of Directors continued to review investigation findings it, among other things, further analyzed findings related to the concerns communicated by EY. Based on said analysis and the advice of the Advisors, the Special Committee and Board concluded that there were no grounds to presently terminate, for cause, any additional members of the aforementioned management group. On February 6, 2025, the Company formally communicated these conclusions to EY. Following this communication, there were no intervening discussions or other communications between the Audit Committee and EY. Notwithstanding the presentation to EY and the Company’s communicated conclusion, when EY resigned on February 14, 2025, it again noted that information has come to EY’s attention that, if further investigated, could cause EY to be unwilling to rely on management’s representations; and

•As reflected in the Company’s prior disclosure that the Affected Financial Statements should no longer be relied upon and should be restated, there existed information that materially impacted the Affected Financial Statements. As the Company continues its process of addressing the restatements of the Affected Financial Statements and preparing its financial statements for the year ended December 31, 2023, these matters remained open at the time of EY’s resignation and were not fully resolved to EY’s satisfaction.

The Company has provided EY with a copy of the foregoing disclosures and requested that EY furnish the Company with a letter addressed to the SEC stating whether EY agrees with the above statements. A copy of EY’s letter dated February 21, 2025 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

16.1	Letter dated February 21, 2025 from Ernst & Young LLP to the Securities and Exchange Commission regarding the disclosure contained in Item 4.01 of this report on Form 8-K
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated
By: /s/ Ryan Stewart
Name: Ryan Stewart
Title: SVP, General Counsel and Corporate Secretary
Date: February 21, 2025